Rule 497(e)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund

(the “Trust”)

FT Vest Gold Strategy Quarterly Buffer ETF

(the “Fund”)

Supplement To the Fund’s Prospectus

DATED NOVEMBER 18, 2025

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given Target Outcome Period. On November 28, 2025, the Fund’s current Target Outcome Period will end, and a new Target Outcome Period will begin as of December 1, 2025. The new Target Outcome Period will end on February 27, 2026. While the actual caps will not be determined until the first day of the new Target Outcome Period, set forth below are the anticipated cap ranges for the Fund for the Target Outcome Period beginning on December 1, 2025. A supplement to the Fund’s prospectus will be filed on December 1, 2025 that will include the actual cap for the new Target Outcome Period, which may be higher or lower than the anticipated cap ranges set forth below.

Fund	Anticipated cap range (before fees and expenses)	Anticipated cap range (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest Gold Strategy Quarterly Buffer ETF (BGLD)	8.15% - 11.15%	7.92% - 10.92%

Please Keep this Supplement with your Fund Prospectus for Future Reference